                                                                    EXHIBIT 99.4

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



 /s/ STEVE MOELLER
----------------------------
Steve Moeller
Director, Accounting

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1     Summary of Bank and Investment Accounts

Attachment 2     Schedule of Receipts and Disbursements

Attachment 3     Bank and Investment Account Statements

Attachment 4     Income Statement

Attachment 5     Balance Sheet

Attachment 6     Summary of Due To/Due From Intercompany Accounts

Attachment 7     Accounts Receivable Aging

Attachment 8     Accounts Payable Detail

Attachment 9     Notes to September Monthly Operating Report

                              Summary Of Bank,Investment & Petty Cash Accounts                 Attachment 1
                                           Cape May Light, L.L.C.
Summary                                    Case No: 01-10961 (EIK)                                UNAUDITED
Cape May Light, LLC                     For Month Of September, 2002

                                              Balances
                                   ------------------------------       Receipts &              Bank
                                      Opening          Closing         Disbursements          Statements            Account
Account                            As Of 9/01/02    As Of 9/30/02        Included              Included            Reconciled
-------                            -------------    -------------      -------------          ----------          ------------
American Classic Voyages Co.            0.00            0.00             No -                   No -               No -
Bank of America                                                          Account                Account            Account
Account # - 0030 6982 7205                                               Closed                 Closed             Closed

Cape May Light Escrow                   0.00            0.00             No -                   No -               No -
US Dept of Transportation                                                Account                Account            Account
Maritime Administration                                                  Closed                 Closed             Closed

American Classic Voyages Co.            0.00            0.00             No -                   No -               No -
Bank of America                                                          Account                Account            Account
Account # - 0041 6103 2379                                               Closed                 Closed             Closed

Cape May Light                          0.00            0.00             No -                   No - Not           No -
Petty Cash                                                               No Activity            A Bank             No Activity
                                                                                                Account

                                Receipts & Disbursements            Attachment 2
                                 Cape May Light, L.L.C.
Summary                         Case No: 01-10961 (EIK)
Cape May Light, LLC           For Month Of September, 2002
Attach 2

   No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

                         Concentration & Investment Account Statements           Attachment 3
                                     Cape May Light, L.L.C.
Summary                             Case No: 01-10961 (EIK)
Cape May Light, LLC               For Month Of September, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 11:35:16
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: SEP-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                         PTD-Actual
                                         30-Sep-02
                                         ----------
Revenue
Gross Revenue                               0.00
Allowances                                  0.00
                                            ----
Net Revenue                                 0.00

Operating Expenses
Air                                         0.00
Hotel                                       0.00
Commissions                                 0.00
Onboard Expenses                            0.00
Passenger Expenses                          0.00
Vessel Expenses                             0.00
Layup/Drydock Expense                       0.00
Vessel Insurance                            0.00
                                            ----
Total Operating Expenses                    0.00

Gross Profit                                0.00

SG&A Expenses
Sales & Marketing                           0.00
Start-Up Costs                              0.00
                                            ----
Total SG&A Expenses                         0.00

                                            ----
EBITDA                                      0.00

Depreciation                                0.00

                                            ----
Operating Income                            0.00

Other Expense/(Income)
Interest Income                             0.00
Equity in Earnings for Sub                  0.00
Reorganization expenses                     0.00
                                            ----
Total Other Expense/(Income)                0.00

                                            ----
Net Pretax Income/(Loss)                    0.00

Income Tax Expense                          0.00

                                            ----
Net Income/(Loss)                           0.00
                                            ====

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:19
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: SEP-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                                YTD-Actual                 YTD-Actual
                                                30-Sep-02                  22-Oct-01
                                              --------------             --------------
ASSETS

Cash and Equivalent                                     0.00                  29,003.54

Restricted Cash                                         0.00                 785,839.00

Accounts Receivable                                     0.00                  15,651.15

Inventories                                             0.00                 750,424.74

Prepaid Expenses                                        0.00                  71,343.83

Other Current Assets                                    0.00                       0.00

                                              --------------             --------------
Total Current Assets                                    0.00               1,652,262.26


Fixed Assets                                            0.00              42,033,338.72

Accumulated Depreciation                                0.00                (550,825.00)

                                              --------------             --------------
Net Fixed Assets                                        0.00              41,482,513.72


Net Goodwill                                            0.00                       0.00

Intercompany Due To/From                      (12,552,671.14)            (12,278,102.19)

Net Deferred Financing Fees                             0.00               2,559,333.82

Net Investment in Subsidiaries                          0.00                       0.00

                                              --------------             --------------
Total Other Assets                            (12,552,671.14)             (9,718,768.37)

                                              --------------             --------------
Total Assets                                  (12,552,671.14)             33,416,007.61
                                              ==============             ==============

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:19
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: SEP-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                                   YTD-Actual                YTD-Actual
                                                   30-Sep-02                  22-Oct-01
                                                 --------------             -------------
LIABILITIES

Accounts Payable                                         310.00                 18,286.96

Accrued Liabilities                                        0.00                454,710.16

Deposits                                                   0.00                      0.00

                                                 --------------             -------------
Total Current Liabilities                                310.00                472,997.12


Long Term Debt                                             0.00                      0.00

Other Long Term Liabilities                                0.00                      0.00

                                                 --------------             -------------
Total Liabilities                                        310.00                472,997.12


Liabilities Subject to Compromise                 39,112,982.41             39,937,580.57


OWNER'S EQUITY

Common Stock                                               0.00                      0.00

Add'l Paid In Capital                                      0.00                      0.00

Current Net Income (Loss)                        (44,575,882.57)            (2,857,115.19)

Retained Earnings                                 (7,090,080.98)            (4,137,454.89)

                                                 --------------             -------------
Total Owner's Equity                             (51,665,963.55)            (6,994,570.08)

                                                 --------------             -------------
Total Liabilities & Equity                       (12,552,671.14)            33,416,007.61
                                                 ==============             =============

Cape May Light, LLC                                           ATTACHMENT 6                                            01-10961 (JCA)
                                                Summary List of Due To/Due From Accounts
                                                 For the Month Ended September 30, 2002

                                                           BEGINNING                                            ENDING
AFFILIATE NAME                          CASE NUMBER         BALANCE         DEBITS      CREDITS                BALANCE
--------------                          -----------     --------------      ------     ---------            --------------
American Classic Voyages Co.              01-10954          656,374.33         --             --                656,374.33
AMCV Cruise Operations, Inc.              01-10967       (8,127,233.11)        --             --             (8,127,233.11)
The Delta Queen Steamboat Co.             01-10970        8,431,118.53         --             --              8,431,118.53
DQSB II, Inc.                             01-10974              (82.74)        --             --                    (82.74)
Great AQ Steamboat, L.L.C                 01-10960        1,640,241.44         --             --              1,640,241.44
Great Pacific NW Cruise Line, L.L.C       01-10977           (5,380.67)        --             --                 (5,380.67)
Great River Cruise Line, L.L.C            01-10963          (33,543.95)        --             --                (33,543.95)
Great Ocean Cruise Line, L.L.C            01-10959           (1,844.01)        --             --                 (1,844.01)
Cruise America Travel, Incorporated       01-10966       (1,054,561.24)        --             --             (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C        01-10964          217,385.53         --      28,933.40                188,452.13
Cape Cod Light, L.L.C                     01-10962           (8,675.31)        --             --                 (8,675.31)
Project America, Inc.                          N/A          (57,268.50)        --             --                (57,268.50)
Oceanic Ship Co.                               N/A           13,839.73         --             --                 13,839.73
Project America Ship II, Inc.                  N/A          412,316.64         --             --                412,316.64
Ocean Development Co.                     01-10972      (14,604,239.22)        --             --            (14,604,239.22)
Great Hawaiian Cruise Line, Inc.          01-10975           (8,411.75)        --             --                 (8,411.75)
Great Hawaiian Properties Corporation     01-10971            4,188.00         --             --                  4,188.00
CAT II, Inc.                              01-10968            2,038.56         --             --                  2,038.56
                                                        --------------        ---      ---------            --------------
                                                        (12,523,737.74)        --      28,933.40            (12,552,671.14)
                                                        ==============        ===      =========            ==============

                               Cape May Light, LLC
                                 01-10961 (JCA)

                            Accounts Receivable Aging
                            As of September 30, 2002

                                  Attachment 7

                                 Not Applicable

                                 CAPE MAY LIGHT
                                AP-STEAMER CHECKS

                               31-000-221300-00000

                                  SEPTEMBER-02

OUTSTANDING CHECKS:

                  1091 Multi-Marques                                50.00
                  1162 K. McKnight-McRae's                         100.00
                  1166 K. McKnight-Gordon's                        100.00
                  1192 Donald Vivier-Capitol One                    40.00
                  1195 Donald Vivier-Retailer Nat. Bank             20.00

                                                                   ------
                  Total per G/L:                                   310.00
                                                                   ======

                                 ATTACHMENT # 8

DEBTOR: CAPE MAY LIGHT, LLC                          CASE NUMBER: 01-10961 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.